As filed with the Securities and Exchange Commission on February 24, 2002.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-4173

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          JOHN HANCOCK INVESTORS TRUST
                (Name of Registrant as Specified in Its Charter)

                          JOHN HANCOCK INVESTORS TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

    [LOGO](R)
------------------
JOHN HANCOCK FUNDS

John Hancock Investors Trust
John Hancock Income Securities Trust

January 24, 2002

Dear Fellow Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Thursday, March 7, 2002 at 9:00 A.M., Eastern time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The proposals set forth in the enclosed proxy statement are routine items. A routine item is one that occurs annually and makes no fundamental or material changes to a fund's investment objectives, policies or restrictions, or to the investment management contracts.

Elect your fund's Board of Trustees

For each fund, proposal number one asks you to elect 11 Trustees to serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each nominee's background.

Ratify the Trustees' selection of public accountants

For each fund, proposal number two asks you to ratify or reject the Trustees' selection of Ernst & Young LLP as each fund's independent public accountants for the fund's current fiscal year. Ernst & Young has been the Funds independent public accountants since each Fund's inception.

Your vote is important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. A prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions, please call 1-800-426-5523, Monday through Friday, between 8:30 A.M. and 5:00 P.M. Eastern time.

Thank you in advance for your prompt action on this very important matter.

                                           Sincerely,


                                           /s/  Maureen R. Ford

                                           Maureen R. Ford
                                           Chairman and Chief Executive Officer

P56PX 1/02
JHK-PS-02

                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST
               101 Huntington Avenue, Boston, Massachusetts 02199

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                            To Be Held March 7, 2002

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the Shareholders of
         John Hancock Investors Trust
         John Hancock Income Securities Trust:

A shareholder meeting for each fund will be held at 101 Huntington Avenue, Boston, Massachusetts, on Thursday, March 7, 2002 at 9:00 A.M., Eastern time, and shareholders of each fund will consider the following proposals:

      (1) To elect eleven Trustees to serve until their respective successors have been duly elected and qualified.

      (2) To ratify or reject the Trustees' selection of Ernst & Young LLP as the fund's independent public accountants for the fund's current fiscal year.

      (3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of all proposals.

Shareholders of record of each fund as of the close of business on January 7, 2002 are entitled to notice of and to vote at the fund's annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about January 24, 2002.

Whether or not you can attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

                                        By order of the Boards of Trustees,


                                        Susan S. Newton
                                        Senior Vice President and Secretary

January 24, 2002
P56PX 1/02

JHK-PS-02

                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST
               101 Huntington Avenue, Boston, Massachusetts 02199

                         ANNUAL MEETINGS OF SHAREHOLDERS
                           To Be Held on March 7, 2002

                                 PROXY STATEMENT

      This proxy statement contains the information you should know before voting on the proposals described in the notice. Each fund will furnish without charge a copy of its Annual Report to any shareholder upon request. If you would like a copy of your fund's report, please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-892-9552.

      This proxy statement is being used by each fund's Trustees to solicit proxies to be voted at the annual meeting of each fund's shareholders. The meetings will be held at 101 Huntington Avenue, Boston, Massachusetts, on Thursday, March 7, 2002 at 9:00 A.M., Eastern time.

      If you sign the enclosed proxy card and return it in time to be voted at the meetings, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meetings by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, by returning a signed proxy with a later date before the meetings, or if attending the meeting of your fund and voting in person, by notifying your fund's secretary (without complying with any formalities) at any time before your proxy is voted.


Record Ownership

      The Trustees of each fund have fixed the close of business on January 7, 2002 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders of each fund are entitled to one vote per share on all business of the meetings or any postponement of the meeting relating to their fund. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

       John Hancock Investors Trust..................................7,978,242

       John Hancock Income Securities Trust.........................10,898,374

      The funds' management does not know of anyone who beneficially owned more than 5% of either fund's shares outstanding on the record date, except for First Union Corporation which holds 5.19% of John Hancock Income Securities Trust. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

      Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

General

      As of the date of this proxy, each nominee for election currently serves as a Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees or you may withhold from the proxies authority to vote your shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of a substitute nominee, if any, as the funds' Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Proposal 1

      Ms. Ford, Ms. Fosler, Ms. McGill Peterson and Messrs. Aronowitz, Chapman, Cosgrove, DeCiccio, Farrell, Glavin, Moore and Pratt are the current nominees for election and will serve until their respective successors have been duly elected and qualified.

Vote Required for Proposal 1

      The vote of a plurality of the votes cast by the shares of a fund is sufficient to elect the nominees of that fund.

Information Concerning Nominees

      The following table describes each nominee's position with the funds. The table also shows his or her principal occupation or employment during the past five years and the number of shares of each fund beneficially owned by him or her, directly or indirectly, on the record date.

                                                               Shares Owned
Name (Age)        Principal Occupation                    Beneficially, Directly
and Position           During the         First Became      or Indirectly, on
with the Funds      Past Five Years        a Trustee      January 7, 2002(1)(2)
--------------    --------------------    ------------    ----------------------

                               NOMINEES FOR ELECTION

Maureen R. Ford*  Executive Vice               2000              100 (A)
(Age 46)          President, John                                100 (B)
Trustee,          Hancock Financial
Chairman,         Services, Inc., John
President and     Hancock Life
Chief Executive   Insurance Company;
Officer           Chairman, Director,
                  President and Chief
                  Executive Officer,
                  John Hancock Advisers,
                  Inc. (the "Adviser")
                  and The Berkeley
                  Financial Group, Inc.
                  ("The Berkeley Group");
                  Chairman, Director and
                  Chief Executive Officer,
                  John Hancock Funds, Inc.
                  ("John Hancock Funds");
                  Chairman, Director and
                  President, John Hancock
                  Insurance Agency, Inc.
                  ("Insurance Agency,
                  Inc."); Chairman,

                                                               Shares Owned
Name (Age)        Principal Occupation                    Beneficially, Directly
and Position           During the         First Became      or Indirectly, on
with the Funds      Past Five Years        a Trustee      January 7, 2002(1)(2)
--------------    --------------------    ------------    ----------------------

                       NOMINEES FOR ELECTION (continued)

Maureen R. Ford*  Director and Chief
(Age 46)          Executive Officer,
Trustee,          Sovereign Asset
Chairman,         Management Corporation
President and     (SAMCorp.); Director,
Chief Executive   Independence Investment
Officer           LLC and Independence
(continued)       Fixed Income LLC; Senior
                  Vice President,
                  MassMutual Insurance Co.
                  (until 1999); Senior Vice
                  President, Connecticut
                  Mutual Insurance Co.
                  (until 1996); and
                  Trustee, Vice Chairman,
                  President and Chief
                  Executive Officer of 66
                  funds managed by the
                  adviser.

Dennis S.         Professor of Law             1988              100 (A)
Aronowitz         Emeritus, Boston                               100 (B)
(Age 70)          University School of
Trustee           Law (as of 1996);
                  Director, Brookline
                  Bancorp; and Trustee of
                  30 funds managed by the
                  Adviser.

Richard P.        Chairman, President,         1975              100 (A)
Chapman Jr.       and Chief Executive                            100 (B)
(Age 67)          Officer, Brookline
Trustee           Bancorp. (lending);
                  Trustee, Northeastern
                  University (education);
                  Director, Depositors
                  Insurance Fund, Inc.
                  (insurance); and
                  Trustee of 30 funds
                  managed by the Adviser.

William J.        Vice President, Senior       1991              100 (A)
Cosgrove          Banker and Senior Credit                       100 (B)
(Age 69)          Officer, Citibank, N.A.
Trustee           (retired September
                  1991); Executive Vice
                  President, Citadel Group
                  Representatives, Inc.;
                  Trustee, the Hudson City
                  Savings Bank (since
                  1995); and Trustee of 30
                  funds managed by the
                  Adviser.

                                                               Shares Owned
Name (Age)        Principal Occupation                    Beneficially, Directly
and Position           During the         First Became      or Indirectly, on
with the Funds      Past Five Years        a Trustee      January 7, 2002(1)(2)
--------------    --------------------    ------------    ----------------------

John M.           Executive Vice               2001               -- (A)
DeCiccio*         President and Chief                             -- (B)
(Age 53)          Investment Officer,
Trustee           John Hancock Financial
                  Services, Inc.;
                  Director, Executive
                  Vice President and
                  Chief Investment
                  Officer, John Hancock
                  Life Insurance Company;
                  Chairman of the
                  Committee of Finance of
                  John Hancock Life
                  Insurance Company;
                  Director, John Hancock
                  Subsidiaries, Inc.,
                  Hancock Natural Resource
                  Group, Independence
                  Investment LLC,
                  Independence Fixed
                  Income LLC, The Berkeley
                  Group, the Adviser,
                  John Hancock Funds,
                  Massachusetts
                  Business Development
                  Corporation; Director,
                  Insurance Agency Inc.
                  (until 1999) and John
                  Hancock Signature
                  Services, Inc. (until
                  1997); and Trustee of 66
                  funds managed by the
                  Adviser.

Richard A.        President, Farrell,          1996            1,700 (A)
Farrell           Healer & Co., (venture                      10,900 (B)
(Age 69)          capital management firm)
Trustee           (since 1980); prior to
                  1980, headed the
                  venture capital group
                  at Bank of Boston
                  Corporation; and
                  Trustee of 30 Funds
                  managed by the Adviser.

Gail D. Fosler    Senior Vice President        1994               45 (A)
(Age 54)          and Chief Economist,                            55 (B)
Trustee           The Conference Board
                  (nonprofit economic and
                  business research);
                  Director, Unisys Corp.;
                  Director, H.B. Fuller
                  Company; And DBS Holdings
                  (Singapore) (Banking and
                  Financial Services)
                  Director, National Bureau
                  of Economic Research
                  (academic); Trustee of
                  30 funds managed by the
                  Adviser.

                                                               Shares Owned
Name (Age)        Principal Occupation                    Beneficially, Directly
and Position           During the         First Became      or Indirectly, on
with the Funds      Past Five Years        a Trustee      January 7, 2002(1)(2)
--------------    --------------------    ------------    ----------------------

                        NOMINEES FOR ELECTION (continued)

William F.        President Emeritus,          1996               -- (A)
Glavin            Babson College (as of                           -- (B)
(Age 69)          1997); Vice Chairman,
Trustee           Xerox Corporation (until
                  June 1989); Director,
                  Caldor Inc., Reebok,
                  Inc. (since 1994) and
                  Inco Ltd.; and Trustee
                  of 30 Funds managed by
                  the Adviser.

John A. Moore     President and Chief          1996               -- (A)
(Age 63)          Executive Officer,                              -- (B)
Trustee           Institute for Evaluating
                  Health Risks, (nonprofit
                  institution) (since
                  September 1989); and
                  Trustee of 36 funds
                  managed by the Adviser.

Patti McGill      Executive Director,          1996               -- (A)
Peterson          Council for                                     -- (B)
(Age 58)          International Exchange
Trustee           of Scholars (since
                  January 1998), Vice
                  President, Institute of
                  International Education
                  (since January 1998);
                  Senior Fellow, Cornell
                  Institute of Public
                  Affairs, Cornell
                  University (until
                  December 1997); President
                  Emerita of Wells College
                  and St. Lawrence
                  University; Director,
                  Niagara Mohawk Power
                  Corporation (electric
                  utility); and Trustee
                  of 36 funds managed by
                  the Adviser.

John W. Pratt     Professor of Business        1996              100 (A)
(Age 69)          Administration Emeritus,                       100 (B)
Trustee           Harvard University
                  Graduate School of
                  Business Administration
                  (as of June 1998); and
                  Trustee of 30 funds
                  managed by the adviser.

All Trustees and executive officers of the funds as a group    2,256 (A)
                                                              11,470 (B)

(A)   John Hancock Investors Trust.

(B)   John Hancock Income Securities Trust.

 * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the funds and the Adviser.

(1) The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the officers and Trustees has all voting and investment powers with respect to the shares indicated.
(2) None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.

      Each Board of Trustees held four meetings during the fiscal year ended December 31, 2001. With respect to each fund, no Trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the fund; and (2) the total number of meetings held by all committees of the Trustees on which they served. The funds hold joint meetings of the Trustees and all committees.

      Each Board of Trustees has an Audit Committee consisting of Messrs. Aronowitz, Farrell, Cosgrove and Pratt. All members of each fund's Audit Committee are Independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee which is attached as Exhibit A. Each Audit Committee held four meetings during the fiscal year ended December 31, 2001. Each Audit Committee recommends to the full board the appointment of outside auditors for each fund, oversees and monitors the audit of each fund, communicates with both the independent auditors and inside auditors on a regular basis, and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. Each Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management;
(2) discussed with the independent auditors the matters relating to the quality of each fund's financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent auditors required by ISB Standard No. 1, and discussed with the auditors their independence; and, (4) based on these discussions recommended to the Board that each fund's financial statements be included in each fund's annual report for the last fiscal year.

      Each Board of Trustees has a special nominating committee known as the Administration Committee. The Administration Committee members are Ms. Fosler, Ms. McGill Peterson and Messrs. Aronowitz, Chapman, Cosgrove, Farrell, Glavin, Moore and Pratt. All members of each fund's Administration Committee are Independent Trustees. Each Administration Committee held four meetings during the fiscal year ended December 31, 2001. Each Administration Committee selects and nominates for appointment and election candidates to serve as Trustees who are not "interested persons." Each Administration Committee also coordinates with Trustees who are interested persons in the selection and election of fund officers of the respective funds. Each Administration Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

      Each Board of Trustees has a Contracts/Operations Committee. The Contracts/Operations Committee members are Messrs. Chapman and Moore. All members of each fund's Contracts/Operations Committee are Independent Trustees. Each Contracts/Operations Committee held five meetings during the fiscal year ended December 31, 2001. Each Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the respective fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer arrangements and arrangements with other service providers.

Each Board of Trustees has an Investment Performance Committee. The Investment Performance Committee members are Ms. Fosler, Ms. McGill Peterson and Mr. Glavin. All members of each fund's Investment Performance Committee are Independent Trustees. Each Investment Performance Committee held four meetings during the fiscal year ended December 31, 2001. Each Investment Performance Committee monitors and analyzes the performance of the respective funds generally, consults with the Adviser as necessary if the respective fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary.

Compliance with Section 16(a) Reporting Requirements

      Section 16(a) of the Securities Exchange Act of 1934 requires each fund's executive officers, Trustees and persons who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees, and 10% Shareholders are required by SEC regulations to furnish the funds with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Executive Officers

      In addition to the Chairman, President and Chief Executive Officer (Ms.
Ford), the table below lists each fund's executive officers.

Name, (Age), Position and Year
Became an Executive Officer        Principal Occupation
with the Funds                     During the Past Five Years
------------------------------     --------------------------

William L. Braman                  Executive Vice President and Chief Investment
(Age 48)                           Officer, each of the John Hancock funds and
Executive Vice President           the Adviser; Executive Vice President and
and Chief Investment Officer       Chief Executive Vice President Investment
2000                               Officer, Barring Asset Management, London,
                                   U.K. (until May 2000).

Susan S. Newton                    Senior Vice President and Secretary, each of
(Age 51)                           the John Hancock funds; Senior Vice
Senior Vice President              President, Secretary and Chief Legal Officer,
and Secretary                      the Adviser, John Hancock Funds, Inc., The
1984                               Berkeley Group and SAMCorp.

William H. King                    Vice President and Treasurer, each of the
(Age 49)                           John Hancock funds; Vice President, the
Vice President and Treasurer       Adviser.
2001

Thomas H. Connors                  Vice President and Compliance Officer, each
(Age 42)                           of the John Hancock funds and the Adviser;
Vice President and                 Vice President, John Hancock Funds, Inc.
Compliance Officer
1996

Remuneration of Officers and Trustees

      The following table provides information about the compensation paid by the funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for the year ended December 31, 2001. The two non-independent Trustees, Ms. Ford and Mr. DeCiccio, and each of the officers of the funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

                            Aggregate Compensation          Total Compensation
                            ----------------------            from All Funds
Independent               Investors       Income           in John Hancock Fund
Trustees                    Trust     Securities Trust    Complex to Trustees(1)
-----------               ---------   ----------------    ----------------------


Dennis S. Aronowitz         $992          $1,035                 $75,000
Richard P. Chapman, Jr.*   1,035           1,080                  78,100
William J. Cosgrove*         950             991                  72,000
Leland O. Erdahl+            233             244                  18,000
Richard A. Farrell           950             991                  72,000
Gail D. Fosler               992           1,035                  75,000
William F. Glavin*           950             992                  72,000
John A. Moore*               993           1,051                  75,100
Patti McGill Peterson        949             991                  72,000
John W. Pratt                950             991                  72,000
                          ------          ------               ---------

Totals                    $8,994          $9,401                $681,200

(1) The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2001. All the Independent Trustees are Trustees of 30 funds in the John Hancock fund complex, except for Ms. Peterson and Mr. Moore, who are trustees of 36 funds.

 * As of December 31, 2001, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $71,309, for Mr. Cosgrove was $207,842, for Mr. Glavin was $280,472 and for Mr. Moore was $238,982 under the John Hancock Deferred Compensation Plan for Independent Trustees ("the Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any fund to retain the services of any Trustee or obligate a fund to pay any particular level of compensation to the Trustee.

 + Mr. Erdahl retired from his position as Trustee effective February 27, 2001.

                                   PROPOSAL 2

         RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

      The Trustees of each fund, including a majority of each fund's Independent Trustees, have selected Ernst & Young LLP to act as independent public accountants for each fund's fiscal year ending December 31, 2002. Each fund paid $35,000 in audit fees for the year ended December 31, 2001.

      Ernst & Young LLP has advised the funds that it has no direct or indirect financial interest in either fund. This selection is subject to the approval of the shareholders of the respective funds at the meetings. The enclosed proxy cards provide space for instructions directing the proxies named on the card to vote for, against, or abstain from, ratifying that selection. A representative of Ernst & Young LLP is expected to be present at the annual meetings, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the funds' financial statements.

      The Boards of Trustees, including each fund's Independent Trustees, unanimously recommend that you ratify the selection of Ernst & Young LLP as independent public accountants of your funds.

Vote Required to Ratify the Selection of Independent Public Accountants

      The approval of a "majority" (as described below) of the shares of each fund is required to ratify the selection of Ernst & Young LLP as such fund's independent public accountants.

                                  MISCELLANEOUS

Voting; Quorum; Adjournment

      The following vote is required to approve each respective Proposal:

Proposal                           Vote Required
--------------------------------------------------------------------------------

Election of Trustees               A plurality of all votes cast, assuming a
(Proposal 1)                       quorum exists.* A "plurality" means that the
                                   eleven nominees up for election receiving the greatest number of votes will be elected as trustees, regardless of the number of votes cast.

Ratification of Public             The affirmative vote of more than 50% of the
Accountants (Proposal 2)           votes cast, assuming a quorum exists.*

* In order for a "quorum" to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

      Proposals 1 and 2 in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange.

      The following table summarizes how the quorum and voting requirements are determined.

Shares                      Quorum                                Voting
--------------------------------------------------------------------------------

In General              All shares "present" in       Shares present in person
                        person or by proxy are        will be voted in person
                        counted in determining        by the shareholder at the
                        whether a quorum exists.      meeting. Shares present
                                                      by proxy will be voted by
                                                      the proxyholder in
                                                      accordance with
                                                      instructions supplied
                                                      in the proxy.

Broker Non-Vote         Not considered "present"      Disregarded. Because
                        for determining whether a     broker non-votes are not
                        quorum exists.                votes "cast," broker
                                                      non-votes will have no
                                                      effect on whether a
                                                      proposal is approved.

Shares                      Quorum                                Voting
--------------------------------------------------------------------------------

Proxy with No Voting    Considered "present" for      Will be voted "for" the
Instruction (other      determining whether a         proposal by the
than Broker Non-Vote)   quorum exists.                proxyholder.

Vote to Abstain         Considered "present" for      Disregarded. Because
                        determining whether a         abstentions are not votes
                        quorum exists.                "cast," abstentions will
                                                      have no effect on whether
                                                      a proposal is approved.

   If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposal prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal, and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.

Expenses and Methods of Solicitation

      The costs of the meetings, including the solicitation of proxies, will be paid by the respective funds. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds' investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, Massachusetts 02199-7603 serves as each fund's investment adviser and administrator.

Telephone Voting

      In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser or the transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, the telephone votes would not be counted at the meeting. The funds have not obtained an opinion of counsel about telephone voting, but it is currently not aware of any challenge.

      o A shareholder will be called on a recorded line at the telephone number in the funds' account records and will be asked to provide the shareholder's social security number or other identifying information.

      o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

      o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

      o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

      If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Other Matters

      The management of the funds knows of no business to be brought before the annual meetings except as described above. If, however, any other matters were properly to come before the annual meetings, the persons named on the proxy card intend to vote on those matters in accordance with their best judgment. If any shareholder desires additional information about the matters proposed for action, the management of the funds will provide further information.

      The meeting is scheduled as a joint meeting of the shareholders of both funds because the shareholders of the funds are expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the annual meetings is in the best interest of each fund's shareholders. In the event that any shareholder present at the annual meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund's meeting may be held separately, the persons named as proxies will vote in favor of that adjournment.

      The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other fund.

                              SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at a fund's annual meeting in 2003 must be received by that fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than October 11, 2002 for inclusion in that fund's proxy statement relating to that meeting.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                        JOHN HANCOCK INVESTORS TRUST
                                        JOHN HANCOCK INCOME SECURITIES TRUST

  Dated: January 24, 2002

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                           For the John Hancock Funds

      The Audit Committee shall be composed of Independent Trustees only. The membership of the Committee shall consist of at least three Trustees who are each free of any relationship that, in the opinion of the Independent Trustees, may interfere with such member's individual exercise of independent judgment. Each Audit Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the New York Stock Exchange and American Stock Exchange. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Independent Trustees. The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. It shall be the responsibility of the Committee to oversee the funds' auditing and accounting process, recommend to the full Board of Trustees the appointment of auditors for each of the funds, to monitor the audits of the funds, to communicate with both the external auditors and internal auditors on a regular basis, and to provide a conduit for such auditors to report and discuss any matters they deem appropriate at any time. The Committee shall also perform other tasks assigned to it, from time to time, by the Independent Trustees and, in all cases, will report its findings and recommendations to the Independent Trustees or the Committee on Administration.

The Committee's responsibilities include:

      1. Recommending to the Board of Trustees the appointment of external auditors for each fund annually through the selection, evaluation and, where appropriate, replacement of the external auditor, and assuring that the external auditors are ultimately accountable to the Audit Committee and the Board of Trustees.

      2. Meeting with the external auditors, the internal auditors, and the funds' senior management to review the form and substance of the funds' financial statements and reports.

      3. Reviewing the funds' internal and external audit functions and the extent and quality of the auditing program, including implementation of the Code of Ethics.

      4. Reviewing and discussing with the external auditors their objectivity, independence and accountability by meeting with the external auditors at least twice a year and receiving formal written statements from the external auditors describing their reporting relationships with the Audit Committee consistent with the Independent Standards Board Standard No. 1.

      5. Recommending to the Board of Trustees that it take appropriate action to satisfy itself of the external auditor's independence.

      6. Reviewing any problems that may arise out of a fund's accounting, auditing or financial reporting functions.

      7. Reviewing the auditing and other fees charged by the external auditing firms.

      8. Monitoring the procedures for allocating fund brokerage, the allocation of trades among various accounts under management and the fees and other charges for fund brokerage.

      9. Reviewing operating and internal control structure of custodian banks and transfer agents, including procedures to safeguard fund assets.

      The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the external auditors are responsible for auditing those financial statements. The Committee and the Board of Trustees recognize that management (including the internal audit staff) and the external auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

                          JOHN HANCOCK INVESTORS TRUST

                         Annual Meeting of Shareholders
                                  March 7, 2002

The undersigned hereby appoints MAUREEN R. FORD, SUSAN S. NEWTON AND WILLIAM H. KING, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the John Hancock Investors Trust to be held at the offices of the Trust, 101 Huntington Avenue, Boston, Massachusetts, on March 7, 2002 at 9:00 a.m., Eastern time, and at any adjournment of the meeting. All proxies previously given by the undersigned for this meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

[ X ] Please mark votes as in this example.


1.  Election of Trustees:

    (01) D. Aronowitz, (02) R. Chapman, Jr., (03) W. Cosgrove,
    (04) J DeCicco, (05) R. Farrell, (06) M. Ford,
    (07) G. Fosler, (08) W. Glavin, (09) J. Moore,
    (10) P. McGill Peterson, (11) J. Pratt

                   FOR                      WITHHOLD
                   ALL     [ ]              FROM ALL   [ ]
                 NOMINEES                   NOMINEES

            [ ] _______________________________________
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                          JOHN HANCOCK INVESTORS TRUST
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES


 2.   Proposal to ratify the selection of             For    Against  Abstain
      Ernst & Young LLP as Independent
      public accountants.                             [ ]      [ ]      [ ]


Mark box at right if address change has
been noted on the reverse side of this card.                            [ ]


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.


Signature: ___________ Date: ___________ Signature: ___________  Date: _________